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SCHEDULE 14A
(Rule 14-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
SEGUE SOFTWARE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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SEGUE SOFTWARE, INC.
201 Spring Street
Lexington, Massachusetts 02421

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 31, 2002

To the Stockholders of Segue Software, Inc.

        NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the "Annual Meeting") of Segue Software, Inc., a Delaware corporation (the "Company"), will be held on Friday, May 31, 2002 at 10:00 a.m. at the Conference Center of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 for the following purposes:

  1.
  To elect eight members to the Board of Directors to hold office until the 2003 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

  2.
  To consider and act upon a proposal to ratify the appointment of Grant Thornton LLP, as the Company's independent public accountants for the fiscal year ending December 31, 2002; and

  3.
  To consider and act upon any other matters that may be properly brought before the Annual Meeting and any adjournments or postponements thereof.

        Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

        The Board of Directors has fixed the close of business on April 19, 2002 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record of the Company's common stock and Series B Preferred Stock, each having par value $.01 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting at the Company's offices at 201 Spring Street, Lexington, Massachusetts.

        All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card, which is being solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed pre-addressed, postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                      By Order of the Board of Directors

                      SAMUEL J. GALLO
                       Secretary

Lexington, Massachusetts
April 29, 2002

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

SEGUE SOFTWARE, INC.
201 Spring Street
Lexington, Massachusetts 02421

PROXY STATEMENT

FOR 2002 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 31, 2002

        April 29, 2002

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Segue Software, Inc., a Delaware corporation (the "Company"), of proxies in the accompanying form to be used at its 2002 Annual Meeting of Stockholders to be held at the Conference Center of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts on Friday, May 31, 2002 at 10:00 a.m., and any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to vote upon the election of eight members of the Board; to consider and act upon a proposal to ratify the appointment of Grant Thornton LLP, as the Company's independent public accountants for the fiscal year ending December 31, 2002; and to consider and act upon any other matters properly brought before them.

        This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to the stockholders of the Company on or about April 29, 2002. The Board has fixed the close of business on April 19, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Stockholders of record of the Company's common stock, par value $.01 per share (the "Common Stock") and Series B Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock and Series B Preferred Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them. Holders of the Company's Series B Preferred Stock will vote together with the Common Stock as a single class. As of the Record Date, there were 9,698,262 shares of Common Stock and 666,667 shares of Series B Preferred Stock outstanding and entitled to vote at the Annual Meeting.

        The presence, in person or by proxy, of holders of at least a majority of the total number of shares of Common Stock and Series B Preferred Stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Both abstentions and broker non-votes (as defined below) will be counted as present in determining the presence of a quorum. The Company's By-laws (the "By-laws") provide that the affirmative vote of a majority of the votes cast affirmatively or negatively at the Annual Meeting is sufficient to approve each proposal, other than the election of directors. Based on the foregoing, abstentions and broker non-votes will have no impact on the outcome of the proposals. A plurality of votes cast will be required for the election of directors. Abstentions and broker non-votes will be disregarded in determining the "votes cast" for purposes of electing directors and will not affect the election of the candidates receiving a plurality of votes. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

        Stockholders of the Company are requested to complete, sign, date and promptly return the accompanying Proxy Card in the enclosed, postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the

Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the eight nominees for director of the Company named in this Proxy Statement and FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent public accountants for the fiscal year ending December 31, 2002. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Annual Meeting. Unless other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

        A stockholder of record may revoke his or her proxy at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. A stockholder of record who has executed a proxy but is present at the Annual Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. The presence (without further action) of a stockholder at the Annual Meeting will not constitute a revocation of a previously given proxy.

        The Company's 2001 Annual Report to Stockholders (the "Annual Report"), including financial statements for the fiscal year ended December 31, 2001 ("Fiscal 2001"), is being mailed to stockholders with this Proxy Statement, but does not constitute a part hereof.

PROPOSAL 1: ELECTION OF DIRECTORS

        The By-Laws provide for the Company's business to be managed by or under the direction of the Board. Directors serve in office until the next annual meeting of stockholders and until their successors have been elected and qualified. On March 4, 2002, in connection with the Annual Meeting, the Board nominated Leonard E. Baum, Stephen B. Butler, Edmund F. Kelly, John R. Levine, Howard L. Morgan, Robert W. Powers, Jr., Jyoti Prakash and James H. Simons to serve as directors (the "Nominees"). Each of the Nominees is currently serving as a director of the Company. The Board anticipates that each of the Nominees will serve, if elected, as a director. However, if any person nominated by the Board is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board may recommend. The Board will consider a nominee for election to the Board recommended by a stockholder of record if the stockholder submits the nomination in compliance with the requirements of the By-laws. See "Other Matters—Stockholder Proposals" for a summary of these requirements.

Vote Required For Approval

        A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a director of the Company.

Recommendation

        THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF THE COMPANY.

INFORMATION REGARDING DIRECTORS AND OFFICERS

        The following biographical descriptions set forth certain information with respect to the Nominees for election as directors at the Annual Meeting and the executive officers who are not directors, based on information furnished to the Company by each director and officer. The following information is as of April 10, 2002.

Nominees for Election as Directors

        Leonard E. Baum has been a director of the Company since 1992. Dr. Baum is currently an officer of three investment firms, Curfin International Ltd. and Rieton Corporation, of which he has served as President since 1980 and 1993, respectively, and Lebam Advisers, Inc., of which he has served as Vice President and a director since 1979. In addition, Dr. Baum has been a securities and commodities trader for Zeta Partners and a trustee of Lebam Advisers Pension Plan and Trust since 1993. He is 70 years old.

        Stephen B. Butler has served as Chief Executive Officer and as a director of the Company since September 5, 1997. Mr. Butler was elected to the office of President in January 1998. Prior to joining the Company, Mr. Butler served as President and Chief Executive Officer of TriQuest Design Automation Inc., an electronic design automation company, from October 1995 to July 1997. Prior to that, Mr. Butler held senior management positions at Quickturn Design Systems, Inc., an electronic design automation company where he served as Senior Vice President of Sales, Marketing and Support from May 1993 until July 1995, and as Vice President of Sales from July 1991 until May 1993. He is 45 years old.

        Edmund F. (Ted) Kelly, Ph.D., FSA has been a director of the Company since December 2000. Since April of 2000, he has served as the Chairman, President and Chief Executive Officer of Liberty Mutual Insurance Company and Liberty Mutual Fire Insurance Company, and has been the President and Chief Executive Officer of Liberty Mutual Insurance Company and Liberty Mutual Fire Insurance Company since March of 1992. From 1974 through March 1992, Dr. Kelly served in a variety of positions with Aetna Life and Casualty Company, serving as Group Executive in his last position. Dr. Kelly is a Director of Alliance of American Insurers, Boston College, The American Ireland Fund, Initiative for a Competitive Inner City (ICIC), and United Way of Massachusetts Bay. He is 57 years old.

        John R. Levine has been a director of the Company since 1992. Since 1991, Dr. Levine has been employed by I.E.C.C., an Internet and computer services consulting company. He is 48 years old.

        Howard L. Morgan has been a director of the Company since 1992. Since June 1989, Dr. Morgan has been the President of The Arca Group, Inc., a high technology consulting and investment management firm. Since January 1999 he has also been a Vice Chairman of IdeaLabs, an Internet company incubator. Dr. Morgan serves on the Board of Directors of the following publicly held companies: Cylink Corp., Franklin Electronic Publishers, Inc and Unitronix Corp. He is 55 years old.

        Robert W. Powers, Jr. has been a director of the Company since June 2000. Since 1999, Mr. Powers has worked at Applied Value, an international management consultancy, and was one of the original founders of the firm. From 1982 through 1999, Mr. Powers served in a variety of roles at Arthur D. Little including Vice President of Finance and Operations for Arthur D. Little's North American business and previously held a similar role for Arthur D. Little's European operations. He is 48 years old.

        Jyoti Prakash has been a director of the Company since March 2000. Mr. Prakash serves as Acting Senior Vice President of Product Development at Franklin Electronic Publishers, an AMEX company. From August 2000 to June 2001, Mr. Prakash served as President, Chief Executive Officer, and Director of Vision Planner Inc., a privately held California software company. From June 1999 through August 2000, Mr. Prakash served as Senior Vice President and General Manager of Product Development at Segue Software, Inc. Prior to that, Mr. Prakash served as Vice-President of Engineering at MediaWay, Inc., an e-commerce software company, from June 1997 to June 1999. He is 58 years old.

        James H. Simons has been Chairman of the Board since 1992 and a director since 1988. Since 1982, Dr. Simons has been the President and Chairman of Renaissance Technologies Corp. Dr. Simons

also is a member of the Board of Directors of the following publicly held companies: Cylink Corp., Franklin Electronic Publishers, Inc. and Symbol Technologies. He is 64 years old.

Executive Officers Who Are Not Directors

        Samuel J. Gallo joined the Company in December 2000 and serves as Senior Vice President, Secretary and General Counsel. Prior to joining the Company, from 1986 through August 2000, Mr. Gallo served as Senior Vice President, Secretary, and General Counsel at Arthur D. Little, Inc., and from 1979 to 1986 as Risk Manager and Associate Counsel at Arthur D. Little, Inc. He is 54 years old.

        Wendy R. Holman joined Segue in August 1998 and serves as Senior Vice President Services. Ms. Holman was elected Senior Vice President on October 1, 2001. Prior to that time, she held various other positions within the Company. Prior to joining the Company, Ms. Holman was the Manager of International Marketing and Global Field Support for Sybase, Inc., a software company that develops and services software for databases, middleware, and tools. She is 35 years old.

        Alexander M. Levi joined the Company in December 1997 and is currently Senior Vice President of International Operations and General Manager. He also served as the Company's Senior Vice President of Sales through December 2000. Prior to joining the Company, Mr. Levi served in a variety of management roles at Quickturn Design Systems, Inc., an electronic design automation company, from February 1991 unti1 1997. Mr. Levi's most recent role at Quickturn Design Systems was that of Vice President of Asia Pacific Operations, which he held from October 1996 until he joined the Company. He is 44 years old.

        Gary L. Stickel, joined Segue in March 1999 as Vice President of Human Resources and Administration. In April 2002, Mr. Stickel was promoted to Senior Vice President, assuming added responsibility for the Company's Inside Sales and Maintenance Renewal Operations. Prior to joining Segue, Mr. Stickel spent over twenty years in Human Resource management positions within the high technology and insurance industries with NEC Business Communication Systems, Wang Laboratories, and the Hartford Insurance Group. He is 49 years old.

        Douglas Zaccaro, CPA, CMA joined the Company in May 1999 and has served as Chief Financial Officer and Treasurer of the Company since March 2000. From February 2000 to March 2000, he served as Vice President and Corporate Controller and Acting Chief Financial Officer of the Company, after serving as Vice President and Corporate Controller from January 2000 to February 2000, and Corporate Controller from May 1999 to December 1999. Mr. Zaccaro served as a consultant to the Company, providing Controller services from April 1999 until May 1999 when he joined the Company as Corporate Controller. Prior to that, Mr. Zaccaro was Vice President of Finance and Administration at Aranex Corporation (formerly IDEAssociates/IDE Corporation) from June 1996 to June 1998, and was Controller at Aranex Corporation from March 1992 to June 1996. He is 53 years old.

Meetings and Committees of the Board of Directors

        Meeting Attendance.    During Fiscal 2001, there were four meetings of the Board, and the various committees of the Board met a total of eight times. Mr. Kelly attended fewer than 75% of total number of meetings of the Board during Fiscal 2001. No other director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he served during Fiscal 2001.

        The Board does not have a standing nominating committee. The full Board performs the function of such a committee.

        Compensation Committee.    The Board has established a Compensation Committee, which met a total of four times during Fiscal 2001. The current members of the Compensation Committee are

Dr. Simons and Dr. Morgan, who are both non-employee directors. The Compensation Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures. The Compensation Committee also administers the Company's 1996 Option Plan (the "1996 Option Plan"), the Company's 1998 Employee Stock Option and Grant Plan (the "1998 Option Plan") and the Company's Stock Purchase Plan. In administering the 1996 Option Plan and 1998 Option Plan, the Compensation Committee determines the options to be issued to eligible persons under the respective Option Plan and prescribes the terms and provisions of such options. In addition, the Compensation Committee construes and interprets each of the 1996 Option Plan and 1998 Option Plan and issuances thereunder, and establishes, amends and revokes rules and regulations for administration of the each of the Option Plans.

        Independent Committee.    During 2001, the Board established an Independent Committee. The purpose of the Independent Committee was to review various funding and strategic alternatives with management and to report periodically to the Board. The members of the Committee are Robert W. Powers, Jr., Chairman, Edmund F. Kelly, John R. Levine and Jyoti Prakash. The Committee did not meet during fiscal 2001.

        Audit Committee.    Please see the Report of the Audit Committee below.

Report of the Audit Committee

        The Board has established an Audit Committee which met a total of four times in Fiscal 2001. The current members of the Audit Committee are Dr. Levine, Dr. Morgan, who serves as Chairman, and Mr. Powers. The Board of Directors has determined that the members of the Audit Committee are "independent" under the rules of the Nasdaq Stock Market. The Audit Committee reviews the engagement of the Company's independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits.

        During 2001, the Audit Committee:

  •
  Reviewed and discussed the audited financial statements with the Company's management;

  •
  Discussed with the Company's independent auditors the matters required to be discussed by SAS No. 61; and

  •
  Discussed with the auditors their independence and received from the auditors disclosures regarding their independence.

        The Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, based on the review and discussions summarized above.

        The Audit Committee has adopted a written charter. The charter is included as Exhibit A to this proxy statement.

        Independent Public Accountants.    The Board is recommending that the stockholders ratify their appointment of Grant Thornton LLP for 2002. For the year ended December 31, 2001, the Company was billed the following fees for professional accounting services:

Fees Billed by Independent Auditors

Audit Fees (including reviews of financial statements included in Form 10-Qs)	$150,085
Financial Information Systems Design and Implementation Fees	$0
All Other Fees, which were primarily tax and benefit plan related	$75,310

        The Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the auditors independence.

                      By the Members of the Audit Committee

                      John R. Levine
                      Howard L. Morgan, Audit Committee Chairman
                      Robert W. Powers, Jr.

Certain Transactions

        The Company has an agreement with Stephen B. Butler, Chief Executive Officer of the Company, pursuant to which Mr. Butler can borrow up to $304,848 under a mortgage loan which bears interest at the rate of prime, as published in the Wall Street Journal from time to time, per annum. As of March 22, 2002, Mr. Butler owed interest of $16,710 under the loan, and following approval by the Compensation Committee, the interest was added to the principal balance, which made the principal balance $321,558 as of March 22, 2002.

        On March 22, 2002, the Company and S-7 Associates LLC, a company managed by the Chairman of the Board, Dr. James H. Simons ("S-7 Associates"), signed an agreement under which S-7 Associates purchased 666,667 shares of the Company's Series B Preferred Stock in consideration for a payment of $2.0 million. The Series B Preferred Stock is senior to common stock as to dividend and liquidation rights and is convertible at the option of the holder into shares of common stock at a conversion price of $3.00 per share, subject to adjustment upon the occurrence of certain transactions. The holders of the Series B Preferred Stock are entitled to vote together with the common stock on an as-converted basis, and in addition, are entitled to elect one director of the Company as a separate class. No Preferred Stock director has been elected as of the date of this proxy statement. Dividends on the Series B Preferred Stock are 12% per annum and will be paid-in-kind semiannually. The Series B Preferred Stock is callable by the Company on or after March 31, 2004 at 133% of its face value ("Liquidation Preference"). If there is a sale of all or substantially all of the Company's assets or equity, the Series B Preferred Stock can either be redeemed at the Liquidation Preference or converted to common stock. Pursuant to a registration rights agreement, the Company has agreed, subject to certain limitations, to register, under the Securities Act of 1933, the resale of common stock into which the Series B Preferred Stock may be converted. The registration rights expire on March 22, 2007.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

        Directors.    Effective April 1, 2002, each Non-Employee Director shall receive a meeting fee of $250 for each meeting of the Board of Directors attended and a meeting fee of $250 for each committee meeting attended which is held on a day other than a full meeting of the Board of Directors. All non-employee directors are reimbursed for travel and other related expenses incurred in attending meetings of the Board or meetings of any of the committees of the Board. Pursuant to the 1996 Option Plan, each non-employee director who becomes a member of the Board after April 2, 1996 receives a non-qualified stock option to purchase up to 12,000 shares of Common Stock, which option will vest over three years with 2,000 shares vesting after an initial six months of service and 1,000 shares vesting every three months thereafter assuming such non-employee director continues to serve on the Board.

        Non-employee directors who were serving on the Board as of April 1, 1996 received, and continue to receive until April 1, 2002, on each anniversary of such date, a non-qualified stock option to purchase up to 4,000 shares of Common Stock, with 2,000 shares vesting after six months and 1,000 shares every three months thereafter, assuming such non-employee director continues to serve on the Board. Non-qualified stock options granted to non-employee directors pursuant to the 1996 Option

Plan will have an exercise price equal to the fair market value of shares of Common Stock on the date of grant and will have a ten-year term.

        Commencing April 1, 2002, each non-employee director will receive on April 1 of each year, a non-qualified stock option at market price to purchase up to $30,000 worth of stock options which shall be converted to options by dividing $30,000 by the fair market value of the Common Stock on the Grant Date (subject to a maximum of 15,000 options and a minimum of 4,000 options). The options will vest cumulatively over one (1) year, with fifty percent (50%) of the options vesting six (6) months after grant and fifty percent (50%) vesting one (1) year after grant, or earlier upon a Change in Control of the Company, as defined in the Company's Change in Control Plan.

        Effective April 1, 2002 (or thereafter as of each April 1st as determined by the Board of Directors), each Non-Employee Director who serves on a Committee established by the Board of Directors shall be granted $7,500 worth of stock options at market price, which shall be converted to options by dividing $7,500 by the fair market value of the stock as of April 1, 2002, (or thereafter as of each April 1st as applicable). The options will vest cumulatively over one (1) year, with fifty percent (50%) of the options vesting six (6) months after grant and fifty percent (50%) vesting one (1) year after grant, or earlier upon a Change in Control as defined in the Company's Change in Control Plan.

        Executive Officers.    The following table provides certain information for the fiscal years ended December 31, 2001, 2000, and 1999 concerning compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the four other most highly compensated persons who were serving as executive officers of the Company as of December 31, 2001, and one other most highly compensated person who served as an executive officer in 2001, but was not serving as an executive officer of the Company as of December 31, 2001 (collectively, the "Named Executive Officers") for services rendered to the Company in all capacities.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Positions(s)	Year	Salary	Commissions and Bonuses		Securities Underlying Options	All Other Compensation
Stephen B. Butler President and Chief Executive Officer	2001 2000 1999	$322,813 262,500 250,000	$	— 31,250 —	29,063 — —	$	— — —

Thomas M. Boyle (1) Senior Vice President of Corporate Marketing	2001 2000 1999	152,938 130,776 —		15,000 10,000 —	21,969 50,000 —		— — —

Samuel J. Gallo (2) Senior Vice President, Secretary and General Counsel	2001 2000 1999	170,625 14,583 —		15,000 — —	17,188 64,000 —		— — —

Kenneth W. Hoadley (3) Senior Vice President of Product Development	2001 2000 1999	115,531 136,412 111,000		15,000 34,235 17,050	21,969 31,950 45,000		154,948 — —	(4)

Alexander M. Levi Senior Vice President of International Sales	2001 2000 1999	185,250 186,667 150,000		62,939 45,000 270,214	12,375 19,000 23,000		— — —

Douglas Zaccaro (5) Chief Financial Officer and Treasurer	2001 2000 1999	155,171 147,917 66,705		15,000 15,000 22,650	42,000 52,000 22,000		— — —

(1)
Mr. Boyle joined the Company in February 2000 and resigned from the Company in April 2002.

(2)
Mr. Gallo joined the Company in December 2000.

(3)
Mr. Hoadley resigned from the Company in October 2001.

(4)
Other compensation includes $149,625 pursuant to a termination agreement signed in October 2001 and $5,323 for unused vacation time.

(5)
Mr. Zaccaro joined the Company in May 1999.

        Option Grants in Last Fiscal Year.    The following table sets forth information regarding stock options granted to each of the Named Executive Officers during the year ended December 31, 2001 to purchase shares of the Company's Common Stock. The potential realizable values that would exist for the respective options are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date of grant over the full term of the option. Actual gains, if any, on stock options, exercises and Common Stock holdings are dependent on the future performance of the Common Stock.

Option Grants In Last Fiscal Year

						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees in Fiscal Year
				Exercise or Base Price Per Share	Expiration Date
						5%	10%
Stephen B. Butler	4,063	(2)	.28%	$3.0300	5/31/11	$7,742	$19,620
	25,000	(1)	1.70	1.0200	10/1/11	16,037	40,640

Thomas M. Boyle	10,000	(1)	.68	5.7656	1/31/11	36,260	91,889
	1,969	(2)	.13	3.0300	5/31/11	3,752	9,508
	10,000	(1)	.68	1.0200	10/1/11	6,415	16,256

Samuel J. Gallo	5,000	(1)	.34	5.7656	1/31/11	18,130	45,944
	2,188	(2)	.15	3.0300	5/31/11	4,169	10,566
	10,000	(1)	.68	1.0200	10/1/11	6,415	16,256

Kenneth W. Hoadley	10,000	(1)	.68	5.7656	1/31/11	36,260	91,889
	10,000	(1)	.68	3.0300	5/31/11	19,056	48,290
	1,969	(2)	.13	3.0300	5/31/11	3,752	9,508

Alexander M. Levi	2,375	(2)	.16	3.0300	5/31/11	4,526	11,469
	10,000	(1)	.68	1.0200	10/1/11	6,415	16,256

Douglas Zaccaro	10,000	(1)	.68	5.7656	1/31/11	36,260	91,889
	20,000	(1)	1.36	3.0300	5/31/11	38,111	96,581
	2,000	(2)	.14	3.0300	5/31/11	3,811	9,658
	10,000	(1)	.68	1.0200	10/1/11	6,415	16,256

(1)
The options become exercisable over a four-year period as follows: 1/8th of the number of options on the six month anniversary of the grant date and 1/48th of the number of options every month thereafter. The options are subject to the employee's continued employment. The options terminate ten years after the grant date, subject to earlier termination in accordance with the Option Plan and the applicable agreement.

(2)
The options become exercisable over a two-year period as follow: 1/4th of the number of options on the six-month anniversary of the grant date and 1/24th of the number of options every month thereafter. The options are subject to the employee's continued employment. The options terminate ten years after the grant date, subject to earlier termination in accordance with the Option Plan and the applicable agreement.

(3)
The amounts shown as potential realizable value illustrate what might be realized upon exercise immediately prior to expiration of the option term using the 5% and 10% appreciation rates established in regulations of the Securities and Exchange Commission, compounded annually. The potential realizable value is not intended to predict future appreciation of the price of the Company's Common Stock. The values shown do not consider non-transferability, vesting or termination of the options upon termination of employment.

        Option Exercises and Year-End Holdings.    The following table sets forth the shares of Common Stock acquired and the value realized upon exercise of stock options during the year ended December 31, 2001 by each of the Named Executive Officers and certain information concerning stock options held by the Named Executive Officers as of December 31, 2001.

Aggregate Option Exercise in Last Fiscal Year and
Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End	Value of Unexercised In-the-Money Options at Fiscal Year-End(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable/Unexercisable	Exercisable/Unexercisable
Stephen B. Butler	—	$—	401,185/27,878	$ —/$26,750

Thomas M. Boyle	—	—	23,700/48,269	—/10,700

Samuel J. Gallo	—	—	21,784/59,404	—/10,700

Kenneth W. Hoadley	—	—	37,862/—	—/—

Alexander M. Levi	—	—	71,648/33,952	—/10,700

Douglas Zaccaro	—	—	39,605/76,395	—/10,700

(1)
Based on the fair market value of the Common Stock of $2.09 per share, the price of the last reported trade of the Common Stock on the Nasdaq National Market on December 31, 2001, less the option exercise price per share. Options are in-the-money if the fair market value of the shares covered thereby is greater than the option exercise price.

Employment Contracts and Change of Control Arrangements

        Each of the Named Executive Officers has entered into a non-competition, non-solicitation, non-disclosure and assignment of inventions agreement with the Company (the "Employment Agreement"), which restricts such officer from competing with the Company and from soliciting, diverting or attempting to solicit or divert any customers or employees of the Company during the term of the officer's employment and for one year after termination of such employment. The Employment Agreement also obliges the Named Executive Officer not to reveal any trade secrets or confidential information of the Company during the term of the officer's employment and for five years after termination of such employment. The Employment Agreement requires the Named Executive Officers to assign to the Company all right and interest in any intellectual property related to the business of the Company and developed by the officer during the term of the officer's employment with the Company.

        In February 1998, the Board adopted a policy that provides for the payment of severance benefits to, and the acceleration of the vesting of stock options held by, certain executive officers of the Company, including certain of the Named Executive Officers, in the event that such officer's employment with the Company or any successor entity is terminated either by the Company without cause (as defined) or by the officer for good reason (as defined) within the first year after a change in control (as defined) of the Company.

Stock Performance Graph

        The following graph provides a comparison of cumulative total stockholder return for the five-year period from January 1, 1997 through December 31, 2001, among the Company, the Nasdaq Stock Market-US and Foreign Companies Index (the "Nasdaq-Index") and the Center for Research in Security Prices ("CRSP") Computer and Data Processing Stocks Index (the "Peer Group Index," an index of Nasdaq Market traded companies (both domestic and foreign) with Standard Industrial Classification Code Numbers from 7370 to 7379). The Stock Performance Graph assumes an investment of $100 in each of the Company and the two indices, and the reinvestment of any dividends. The historical information set forth below is not necessarily indicative of future performance. Data for this graph was provided to the Company by CRSP.

Comparison of Five Year-Cumulative Total Returns
Performance Graph for
Segue Software, Inc.

COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

        The Compensation Committee of the Board consists of Dr. Simons, Chairman, and Dr. Morgan. Dr. Simons and Dr. Morgan are both non-employee directors.

        The Compensation Committee establishes salaries, incentives and other forms of compensation for officers of the Company and administers the incentive compensation and benefit plans of the Company. These plans include the 1996 Option Plan, the 1998 Option Plan and the Stock Purchase Plan. The members of the Compensation Committee have prepared the following report on the Company's executive compensation policies and philosophy for Fiscal 2001.

General

        The Compensation Committee (the "Committee") of the Board is composed of two independent outside directors. There are no insiders on the Committee and there are no Committee members with interlocking relationships with the Company. The Chief Executive Officer ("CEO"), the Chief Financial Officer ("CFO") and the General Counsel of the Company are invited to attend and participate in Committee meetings from time to time, except when their compensation is being discussed. The CEO makes recommendations to the Committee regarding compensation for all other executive officers and for any incentive bonuses for all other employees. Base pay, discretionary year-end bonus payments and commission payments to sales employees are determined by the CEO in conjunction with other members of the management team. The Compensation Committee considers the CEO's recommendations, approves or revises them, and submits its conclusions to the Board. The Board has final authority regarding executive compensation and any incentive bonus compensation for all other employees.

Compensation Philosophy

        In recognition that the recruitment of personnel in the computer software industry is highly competitive, the Company's compensation policies, both for executive and non-executive employees, are structured to attract and retain highly skilled technical, marketing, sales and management personnel. The Committee and the Board believe that the compensation of the Company's executive officers should be significantly influenced by the Company's performance. Accordingly, the Company's practice has been to establish base cash salaries at levels deemed appropriate by the Committee based on historic Company compensation levels and the Committee's experience and knowledge as to compensation levels at other companies. In assessing compensation levels, the Committee has periodically reviewed industry specific compensation surveys and consulted with the Company's Human Resources Department.

        The Committee has established a formal stock option bonus program for the executive officers for Fiscal 2002. Under the program, each executive officer's individual potential stock option bonus is based on the Company achieving certain quarterly and annual revenue and profitability goals, as well as the achievement of certain individual performance objectives.

        The Company also maintains the 1996 and 1998 Option Plans to provide long-term incentives to maximize stockholder value by rewarding employees for the long-term appreciation of the Company's share price. Stock options are typically subject to vesting over a four-year period. Generally option grants are made to employees in connection with their initial hire. The Board also approves option grants in connection with a significant change in responsibilities, as a reward for outstanding performance, and to provide incentives for continued employment. The number of shares subject to each stock option granted is based on anticipated future contribution and the ability of the individual to affect corporate results.

        The total compensation for the Named Executive Officers is described in this Proxy Statement starting on page 6 and the compensation for Mr. Butler is also discussed below.

Compensation of the Chief Executive Officer

        Stephen B. Butler.    The CEO of the Company received base salary payments of $322,813 in Fiscal 2001, which were determined by reference to competitive compensation survey data as well as the Company's historical practices and internal salary structures.

        For Fiscal 2001, Mr. Butler was not awarded a bonus, and Mr. Butler was awarded 29,063 stock options.

Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a per-person limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to certain of the Company's most highly compensated officers. Section 162(m) does not, however, disallow a deduction for the qualified "performance based compensation" the material terms of which are disclosed to and approved by stockholders. The Company does not anticipate that the compensation for any of the Named Executive Officers will exceed $1,000,000 in the current taxable year, but intends to take appropriate action to comply with such regulations, if applicable, in the future.

                      James H. Simons
                      Howard L. Morgan

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

        No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of April 1, 2002 concerning the ownership of Common Stock by (i) each person or "group" (as that term is defined in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each of the Named Executive Officers, (iii) each director and nominee for director of the Company and (iv) all directors and executive officers as a group (13 persons). Except as otherwise indicated, each person listed below has sole voting and investment power over the shares of Common Stock shown as beneficially owned.

	Shares Beneficially Owned(1)
Name and Address**
	Number	Percent
James H. Simons(2) Renaissance Technology Corp. 800 Third Avenue New York, New York 10022	1,832,406	17.92%

Patrick J. Retzer(3) 18650 W. Corporate Drive Suite 300 Brookfield, WI 53045	608,430	6.38%

Dimensional Fund Advisors Inc.(4) 1299 Ocean Avenue 11th Floor Santa Monica, CA 90401	504,200	5.29%

Stephen B. Butler (5)	405,678	4.08%
Thomas M. Boyle (6)	31,578	*
Samuel J. Gallo (5)	30,886	*
Kenneth W. Hoadley (7)	5,700	*
Alexander M. Levi (5)	79,143	*
Douglas Zaccaro (8)	73,919	*
Leonard E. Baum (9)	121,836	1.27%
Edmund F. Kelly (5)	5,000	*
John R. Levine (10)	174,118	1.82%
Howard L. Morgan (11)	49,000	*
Robert W. Powers, Jr. (5)	7,000	*
Jyoti Prakash (12)	3,827	*
All Directors and Executive Officers as a group (13 Persons)	2,853,941	26.06%

*
Represents beneficial ownership of less than 1% of the Company's outstanding shares of Common Stock.
**
Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only.
(1)
The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding at April 1, 2002 (9,532,862 shares), plus for each listed beneficial owner, any shares of Common Stock that the listed beneficial owner has the right to acquire within 60 days following April 1, 2002 pursuant to the conversion of preferred stock or the exercise of stock options.

(2)
Includes (i) 286,666 shares of Common Stock owned by Dr. Simons, (ii) 806,973 shares of Common Stock owned by Bermuda Trust Company, as Trustee of certain trusts, including the Lord Jim Trust, for the benefit of Dr. Simons and the members of his family, but as to which Dr. Simons disclaims beneficial ownership, (iii) 48,100 shares of Common Stock owned by S-7 Associates, LLC, a limited liability company of which Dr. Simons is the Managing Member ("S-7 Associates"), (iv) 24,000 shares of Common Stock which may be purchased within 60 days of April 1, 2002 upon the exercise of stock options and (v) 666,667 shares of Series B Preferred Stock owned by S-7 Associates that is convertible into 666,667 shares of Common Stock. Such shares represent 100% of the outstanding Series B Preferred Stock.
(3)
Based solely on a copy of Schedule 13G provided to the Company by Patrick J. Retzer. According to such Schedule 13G, Patrick J. Retzer was the beneficial owner of 608,430 shares of Common Stock.
(4)
Based solely on a Schedule 13G filed on behalf of Dimensional Fund Advisors Inc. ("Dimensional") with the Securities and Exchange Commission on February 12, 2002. According to such Schedule 13G, Dimensional was the beneficial owner of 504,200 shares of Common Stock.
(5)
Shares of Common Stock, which may be purchased within 60 days of April 1, 2002 upon the exercise of stock options.
(6)
Includes (i) 29,988 shares of Common Stock, which may be purchased within 60 days of April 1, 2002 upon the exercise of stock options, (ii) 1,590 shares of stock owned by Mr. Boyle.
(7)
Includes 5,700 shares of stock owned by Mr. Hoadley.
(8)
Includes (i) 52,312 shares of Common Stock, which may be purchased within 60 days of April 1, 2002 upon the exercise of stock options, (ii) 17,907 shares of stock owned by Mr. Zaccaro, (iii) 2,700 shares owned jointly by Mr. Zaccaro and his spouse, and (iv) 1,000 shares owned for the benefit of Mr. Zaccaro's minor children.
(9)
Includes (i) 34,000 shares of Common Stock, which may be purchased within 60 days of April 1, 2002 upon the exercise of stock options, and (ii) 87,836 shares of Common Stock of which Dr. Baum is one of three trustees and shares voting and investment power over such shares.
(10)
Includes (i) 24,000 shares of Common Stock, which may be purchased within 60 days of April 1, 2002 upon exercise of stock options and (ii) 150,118 shares of Common Stock owned by Dr. Levine.
(11)
Includes (i) 24,000 shares of Common Stock, which may be purchased within 60 days of April 1, 2002 upon the exercise of stock options, and (ii) 25,000 shares of Common Stock owned by Dr. Morgan.
(12)
Includes 3,827 shares of Common Stock owned by Mr. Prakash.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF
INDEPENDENT PUBLIC ACCOUNTANTS

        The Company has appointed the accounting firm of Grant Thornton LLP to serve as the Company's independent public accountants for the fiscal year ending December 31, 2002. Grant Thornton LLP has served the Company in such capacity since February 2000.

        On February 1, 2000, Pricewaterhouse Coopers LLP resigned as the independent accountants of the Company for the fiscal year ended December 31, 1999. The reports of PriceWaterhouseCoopers LLP on the Company's financial statements for the two fiscal years ended December 31, 1998 and 1997 contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

        In connection with its audits for the two most recent fiscal years preceding PriceWaterhouseCoopers LLP's resignation and through February 7, 2000, there were no disagreements with PriceWaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PriceWaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

        During the two most recent fiscal years preceding PriceWaterhouseCoopers LLP's resignation and through February 7, 2000, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that the Company announced on February 7, 2000 that it would revise the amount of the charge initially recorded in the fourth quarter of 1997 for in-process research and development resulting from its acquisition of SQLBench. The revision resulted in the restatement of the Company's financial statements in its Annual Reports on Form 10-K for the years ended December 31, 1997 and 1998 and its Quarterly Reports on Form 10-Q for the first three quarters in each of 1998 and 1999.

        The Company requested that PriceWaterhouseCoopers LLP furnish it with a letter addressed to the Securities Exchange Commission (the "Commission") stating whether or not it agreed with the above statements. A copy of such letter dated February 7, 2000 was filed as an exhibit to the Report on Form 8-K filed by the Company with the Commission on February 8, 2000.

        The Company engaged Grant Thornton LLP as its new independent accountants as of February 1, 2000. The engagement was approved by the Audit Committee of the Company's Board of Directors. During the two most recent fiscal years prior to engaging Grant Thornton LLP and through February 1, 2000, the Company did not consult with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

        Although the Company is not required to submit the ratification and approval of the selection of its accountants to a vote of stockholders, the Board believes it is sound policy and in the best interests of the stockholders to do so. In the event that ratification of the appointment of Grant Thornton LLP as the Company's independent public accountants is not obtained at the Annual Meeting, the Board will reconsider its appointment. Representatives of Grant Thornton LLP will be present at the meeting and will have an opportunity to make a statement if they desire to do so. They will be available to respond to appropriate questions.

Vote Required For Approval

        A quorum being present, the affirmative vote of a majority of the votes cast affirmatively or negatively is necessary to ratify the appointment of the independent public accountants.

Recommendation

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock, to file reports of ownership and changes in ownership with the Commission and the Nasdaq Stock Market. Officers, directors and greater than 10% shareholders are required by applicable regulations to furnish the Company with copies of all reports filed by such persons pursuant to Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder. Based solely on its review of the copies of such reports received by it, the Company believes that for the fiscal year ended December 31, 2001, all filing requirements applicable to its officers, directors and such 10% beneficial owners were complied with.

OTHER MATTERS

Expenses of Solicitation

        The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

Stockholder Proposals

        Any stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act and intended to be presented at the Company's 2003 Annual Meeting of Stockholders must be received by the Secretary of the Company at the principal executive office of the Company on or before December 30, 2002, to be eligible for inclusion in the proxy statement and form of proxy to be distributed by the Board in connection with such meeting.

        Any stockholder proposals intended to be presented at the Company's 2003 Annual Meeting, other than a stockholder proposal submitted pursuant to Rule 14a-8 of the Exchange Act, must be received in writing by the Secretary of the Company, together with all supporting documentation required by the Company's By-laws, at the principal executive office of the Company no later than the close of business on April 1, 2003 nor earlier than February 28, 2003. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals subject to SEC rules governing the exercise of this authority.

Other Matters

        The Board does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2001 (INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO), WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 29, 2002, WILL BE PROVIDED WITHOUT CHARGE TO ANY PERSON TO WHOM THIS PROXY STATEMENT IS MAILED UPON THE WRITTEN REQUEST OF ANY SUCH PERSON TO SAMUEL J. GALLO, SENIOR V.P., GENERAL COUNSEL AND SECRETARY, SEGUE SOFTWARE, INC., 201 SPRING STREET, LEXINGTON, MASSACHUSETTS 02421.

        REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

                      By order of the Board of Directors:

                      SAMUEL J. GALLO
                       Secretary

Lexington, Massachusetts
April 29, 2002

EXHIBIT A

Segue Software, Inc.

Audit Committee Charter

I.    General Statement of Purpose

        The Audit Committee of the Board of Directors (the "Audit Committee") of Segue Software, Inc. (the "Company") oversees on behalf of the Board of Directors (the "Board") management's and the independent auditor's participation in the Company's financial reporting process. The primary objective of the Audit Committee in exercising its oversight function is to promote and preserve the integrity of the Company's financial statements and the independence of the Company's independent auditor.

II.    Audit Committee Composition

        The Audit Committee shall consist of at least three members who shall be appointed annually by the Board and shall satisfy the qualification requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III.  Meetings

        The Audit Committee generally is to meet four times per year in person or by telephone conference call, with any additional meetings as deemed necessary by the Audit Committee.

IV.  Audit Committee Activities

        The principal activities of the Audit Committee will generally include the following:

  A.
  Review of Charter

  •
  Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

  B.
  Audited Financial Statements and Annual Audit

  •
  Review the overall audit plan with the independent auditor and the members of management who are responsible for preparing the Company's financial statements, including the Company's Chief Financial Officer and /or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

  •
  Review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor:

  (i)
  the Company's annual audited financial statements, including any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements;

  (ii)
  the adequacy of the Company's internal financial reporting controls that could significantly affect the integrity of the Company's financial statements; and

  (iii)
  major changes in and other questions regarding accounting and auditing principles and procedures.

  •
  Review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995.

  •
  Review and discuss with the independent auditor (outside of the presence of management) any problems or difficulties that the auditor may have encountered with management or others and any management letter provided by the auditor and the Company's response to that letter. This review shall include considering any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information.

  •
  Discuss with the independent auditor such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 61 ("SAS 61").

  •
  Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor's concerning the independent auditor's independence, make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K.

  •
  Prepare the Audit Committee report required by Item 306 of Regulation S-K of the Securities Exchange Act of 1934 (or any successor provision) to be included in the Company's annual proxy statement.

  C.
  Unaudited Quarterly Financial Statements

  •
  Review and discuss with management and the independent auditor such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71.

  D.
  Matters Relating to Selection, Performance and Independence of Independent Auditor

  •
  Recommend to the Board the appointment of the independent auditor.

  •
  Instruct the independent auditor that the independent auditor's ultimate accountability is to the Board and the Audit Committee as representatives of the Company's shareholders.

  •
  Evaluate on an annual basis the performance of the independent auditor and, if necessary in the judgment of the Audit Committee, recommend that the Board replace the independent auditor.

  •
  Recommend to the Board on an annual basis the fees to be paid to the independent auditor.

  •
  Request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented; discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such discussion take or recommend that the Board take appropriate action to oversee the independence of the independent auditor.

  F.
  General

  •
  The Audit Committee may be requested by the Board to review or investigate on behalf of the Board activities of the Company or of its employees, including compliance with laws, regulations or Company policies.

  •
  Perform such other oversight functions as may be requested by the Board.

  •
  In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals consulted with by the Audit Committee. The Audit Committee shall have the authority to retain special legal, accounting or other experts, advisors or professionals to render advice to the committee. The Audit Committee shall have the authority to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

  •
  Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether or not the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. It also is not the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor or to ensure compliance with laws, regulations or Company policies.

REVOCABLE PROXY/VOTING INSTRUCTION CARD

SEGUE SOFTWARE, INC.
201 Spring Street
Lexington, MA 02421

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 31, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Stephen B. Butler, Douglas Zaccaro and Samuel J. Gallo, and each of them, as proxies of the undersigned (the "Proxies"), with full power to substitute, and authorizes each of them to represent and to vote all shares of common stock, par value $.01 per share of Segue Software, Inc. (the "Company") held by the undersigned at the close of business on April 19, 2002, at the 2002 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Conference Center of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Friday, May 31, 2002 at 10:00 a.m., Boston time, and at any adjournments or postponements thereof. The undersigned hereby revokes any proxy previously given in connection with such meeting and acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and the 2001 Annual Report to Stockholders. This Proxy may be revoked at any time before it is exercised.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is given, the undersigned's vote will be cast "FOR" the proposals in paragraphs 1 and 2. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. A stockholder wishing to vote in accordance with the recommendation of the Board of Directors of the Company need only sign and date this Proxy and return it to the Company.

PLEASE SIGN AND DATE THIS PROXY ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders
SEGUE SOFTWARE, INC.

May 31, 2002

 \/ Please Detach and Mail in the Envelope Provided \/

A	☒	Please mark your votes as in this example

	FOR	WITHHELD FOR ALL			FOR	AGAINST	ABSTAIN
1.	To elect the nominees ☐	☐	Nominees: Leonard E. Baum	2.	To ratify the appointment of Grant Thornton LLP as the ☐	☐	☐
	listed at right to the Board of Directors		Stephen B. Butler		Company's independent public accountants for the
	to hold office until the 2003 Annual		Edmund F. Kelly		fiscal year ending December 31, 2002.
	Meeting of Stockholders and until their		John R. Levine
	respective successors are duly elected		Howard L. Morgan	3.	In their discretion, the Proxies are authorized to vote
	and qualified		Robert W. Powers, Jr.		upon any other matters that may be properly brought before
			Jyoti Prakash		the Annual Meeting and at any adjournments or
☐			James H. Simons		postponements thereof.
For all nominees except as noted above.

Signature	Date	Signature	Date

NOTE: For joint accounts, each owner should sign. Executors, administrators, trustees, corporate officers and others acting in a representative capacity should give full title or authority.

QuickLinks

FOR 2002 ANNUAL MEETING OF STOCKHOLDERS To Be Held on May 31, 2002
PROPOSAL 1: ELECTION OF DIRECTORS
INFORMATION REGARDING DIRECTORS AND OFFICERS
Fees Billed by Independent Auditors
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
Option Grants In Last Fiscal Year
Aggregate Option Exercise in Last Fiscal Year and Year-End Option Values
Comparison of Five Year-Cumulative Total Returns Performance Graph for Segue Software, Inc.
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
Segue Software, Inc.
Audit Committee Charter